NATIONWIDE MUTUAL FUNDS

Nationwide Retirement Income Fund

Supplement dated September 6, 2013
to the Summary Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the applicable Fund’s Summary Prospectus.

As described in the Prospectus, the target allocations for the Fund in the various asset classes are subject to change in order to meet the Fund’s investment objective or as economic and/or market conditions warrant.  Nationwide Fund Advisers (“Adviser”), the investment adviser to the Fund, has determined that changes to the target allocations for the Fund are appropriate at this time.  Accordingly, the Summary Prospectus is amended as set forth below.  The principal investment strategies of the Fund remain unchanged.

Effective September 9, 2013, the Summary Prospectus is amended as follows:

1.           The first paragraph under “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund is a “fund of funds” that invests in affiliated and unaffiliated mutual funds representing a variety of asset classes.  The Fund invests in a professionally selected mix of different asset classes that is tailored for investors that have already retired.  Currently the Fund invests considerably in bonds (including mortgage-backed and asset-backed securities), many of which are issued by foreign issuers, in order to preserve capital and generate income.  It also invests to a lesser extent in equity securities, such as common stocks of U.S. and international companies, to provide for growth of capital.  As of the date of this Prospectus, the Fund allocates approximately 64.0% of its net assets in fixed-income securities (14.0% of which represents inflation-protected bonds) and approximately 27.0% in stocks.  Some issuers of foreign stocks or bonds may be located in emerging market countries, which are developing and low- or middle-income countries.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE